Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2026
Prospectus

The following information replaces similar information for Brokerage and Investment Management Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Nadim Rabaia (Co-Portfolio Manager) has managed the fund since 2023.
Matthew Reed (Co-Portfolio Manager) has managed the fund since 2026.
The following information replaces the biographical information for Brokerage and Investment Management Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Nadim Rabaia is Co-Portfolio Manager of Brokerage and Investment Management Portfolio, which he has managed since 2023. Since joining Fidelity Investments in 2015, Mr. Rabaia has worked as an equity research analyst and portfolio manager.
Matthew Reed is Co-Portfolio Manager of Brokerage and Investment Management Portfolio, which he has managed since 2026. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Reed has worked as a research analyst and portfolio manager.
SELFIN-PSTK-0626-141 1.916419.141	June 5, 2026